PLACEMENT AGENCY AGREEMENT

January 11, 2019

MagneGas Applied Technology Solutions, Inc.

11885 44th Street N.

Clearwater, Florida 33762

Ladies and Gentlemen:

This letter (the “Agreement”) constitutes the agreement among Maxim Group LLC (“Maxim” or the “Placement Agent”) and MagneGas Applied Technology Solutions, Inc. (the “Company”), that the Placement Agent shall serve as the exclusive lead placement agent for the Company, on a “reasonable best efforts” basis, in connection with the proposed placement (the “Placement”) of shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and warrants to purchase shares of Common Stock (the “Warrants”). The Shares, the Warrants and the shares of Common Stock underlying the Warrants (the “Warrant Shares”) are hereinafter referred to collectively as the “Securities”). The Shares are being offered pursuant to the registration statement on Form S-3 (File No. 333-207928)(the “Registration Statement”, and the prospectus contained therein, the “Prospectus”) initially filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on November 11, 2015 and declared effective on June 15, 2016 (the “Effective Date”), and the prospectus supplement filed pursuant to Rule 424(b)(5) promulgated under the Securities Act and dated January 11, 2019 (the “Prospectus Supplement”), and the Warrants are being offered in a simultaneous private placement pursuant to Section 4(a)(2) under the Securities Act (the offering of the Shares and the Warrants is collectively referred to herein as the “Offering”). The terms of the Placement and the Securities shall be mutually agreed upon by the Company and the purchasers (each, a “Purchaser” and collectively, the “Purchasers”) and nothing herein shall be construed to provide either that the Placement Agent has the power or authority to bind the Company or any Purchaser or an obligation for the Company to issue any Securities or complete the Placement. The Placement Agent will give the Company advanced notice of any prospective Purchaser(s) it identifies for participation in the Placement and the Company shall have the exclusive right to accept or deny such prospective Purchaser(s) for participation in the Placement. This Agreement and the documents executed and delivered by the Company and the Purchasers in connection with the Placement shall be collectively referred to herein as the “Transaction Documents.” The date of the closing of the Placement (the “Closing”) shall be referred to herein as the “Closing Date.” The Company expressly acknowledges and agrees that the Placement Agent’s obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by the Placement Agent to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of the Placement Agent with respect to securing any other financing on behalf of the Company. The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on their behalf in connection with the Placement. The sale of the Securities to any Purchaser will be evidenced by a purchase agreement (the “Securities Purchase Agreement”) between the Company and such Purchasers in a form reasonably acceptable to the Company and the Placement Agent. Capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Securities Purchase Agreement. Prior to the signing of any Securities Purchase Agreement, officers of the Company will be reasonably available to answer inquiries from prospective Purchasers.

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Notwithstanding anything herein to the contrary, in the event the Placement Agent determines that any of the terms provided for hereunder shall not comply with a Financial Industry Regulatory Authority (“FINRA”) rule, including but not limited to FINRA Rule 5110, then the Company shall agree to amend this Agreement in writing upon the request of the Placement Agent to comply with any such rules; provided that any such amendments shall not provide for terms that are less favorable to the Company.

Section 1 COMPENSATION. As compensation for the services provided by the Placement Agent hereunder, the Company agrees as follows:

(A) To pay to the Placement Agent a cash fee equal to 6.0% of the aggregate gross proceeds raised in the Placement, which shall be paid at the Closing of the Placement from the gross proceeds of the Securities sold and shall be paid directly to the Placement Agent.

(B) Subject to compliance with FINRA Rule 5110(f)(2)(D), the Company also agrees to reimburse the Placement Agent for all out-of-pocket expenses, including without limitation the reasonable fees, costs and disbursements of legal counsel and all reasonable travel and other out-of-pocket expenses in an amount not to exceed $50,000.

Section 2 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Placement Agent as of the date of this letter and as of the Closing, as follows:

(A) The Company meets the requirements for use of Form S-3 for registration under the Securities Act, including the transaction requirements set forth in General Instruction I.B.6 of that form. The Registration Statement (including any Rule 462(b) Registration Statement) has been declared effective by the SEC and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending or, to the knowledge of the Company, is threatened or contemplated by the SEC or any other governmental entity. No order preventing or suspending the use of any prospectus has been issued and no proceeding for that purpose has been instituted or is pending or, to the knowledge of the Company, is threatened or contemplated by the SEC or any other governmental entity. The Company has complied with any request on the part of the SEC or other governmental entity for additional information.

(B) At the Effective Date, at the date hereof, and at Closing, each of the Registration Statement and any amendment or supplement thereto complied, complies and will comply in all material respects with the requirements of the Securities Act and the published rules and regulations thereunder (the “Rules”), and did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendment or supplement thereto, at the respective dates of the Prospectus or such amendment or supplement, at the respective times that the Prospectus and any such amendment or supplement were issued, and at Closing, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(C) Each Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the Rules, and the Prospectus delivered to the Placement Agent for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the SEC pursuant to EDGAR, except to the extent permitted by Regulation S-T.

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(D) At Closing, the Prospectus and the Prospectus Supplement (the “General Disclosure Package”), did not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(E) (i) At the Effective Date, (ii) at the earliest time after the Effective Date that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules) of the Securities and (iii) at the execution of this Agreement (with such time of execution being used as the determination date for the purpose of this clause (iii)), the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the Securities Act (“Rule 405”), without taking account of any determination by the SEC pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(F) The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the General Disclosure Package or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Company in writing by the Placement Agent specifically for use therein; provided that the Company acknowledges that the only information furnished in writing by the Placement Agent for use therein consists solely of the disclosure contained in the “Plan of Distribution” section of the Prospectus (the “Placement Agent Information”).

(G) The documents incorporated or deemed to be incorporated by reference in the Registration Statement or the General Disclosure Package, at the time they were or hereafter are filed with the SEC, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder, as applicable, and when read together with the other information in the Registration Statement or the General Disclosure Package, as the case may be, (i) at the Effective Date, (ii) at the earlier of the time the Prospectus was first used and the date and time of the first contract of sale of the Securities, and (iii) at Closing, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(H) The consolidated financial statements of the Company and its subsidiaries (including all notes and schedules thereto) included or incorporated by reference in the Registration Statement or the General Disclosure Package present fairly the financial position of such entities at the dates indicated and the statement of operations, stockholders’ equity and cash flows of, or such other permitted financial statements for, such entities for the periods specified, and related schedules and notes thereto, and the unaudited financial information filed with the SEC as part of the Registration Statement, have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, except in the case of unaudited financials which are subject to normal year-end adjustments and do not contain certain footnotes. Any pro forma financial statements and the related notes thereto included in the Registration Statement and the General Disclosure Package present fairly the information shown therein, have been prepared in all material respects in accordance with the SEC’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and subject to such rules and guidelines, the Company believes the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement or the General Disclosure Package under the Securities Act or the Rules promulgated thereunder.

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(I) Marcum LLP (the “Auditor”), is and was during the period of its review of any of the Company’s consolidated financial statements, an independent public accounting firm as required by the Securities Act, the Rules and the rules and regulations of the Public Company Accounting Oversight Board.

(J) The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the SEC’s rules and guidelines applicable thereto.

(K) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Registration Statement and the General Disclosure Package and to enter into and perform its obligations under this Agreement and the various other agreements required hereunder and thereunder to which it is a party; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects (as described in the Registration Statement and the General Disclosure Package) of the Company and its subsidiaries considered as a whole (a “Material Adverse Effect”).

(L) Each subsidiary of the Company has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate or similar power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the General Disclosure Package and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement or the General Disclosure Package, all the issued and outstanding capital stock or equity interests of each subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any material security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock or equity interests of any subsidiary was issued in violation of any preemptive or similar rights of any securityholder of such subsidiary.

(M) The authorized, issued and outstanding shares of capital stock of the Company are as set forth in the Registration Statement or the General Disclosure Package. The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. To the best knowledge of the Company, since January 1, 2017, all issuances of capital stock by the Company have complied in all material respects with the Rules and applicable state securities laws, except as set forth in the Registration Statement or General Disclosure Package. None of the outstanding shares of capital stock of the Company was issued in violation of any preemptive or other similar rights of any securityholder of the Company. The Warrant Shares, when issued and paid for in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer of the Warrants provided for in the Transaction Documents or imposed by applicable securities laws. The Company has reserved on its records from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to the Securities Purchase Agreement. Except as disclosed in the Registration Statement or the General Disclosure Package (or any document incorporated by reference therein), (i) no shares of capital stock of the Company are reserved for any purpose, (ii) no outstanding securities are convertible into or exchangeable for any shares of capital stock of the Company, and (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of capital stock or any other securities of the Company.

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(N) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of the Transaction Documents and the issuance and sale of the Shares, the Warrants and the Warrant Shares. This Agreement has been duly authorized, executed and delivered by the Company.

(O) The Securities have been duly authorized for issuance and sale pursuant to the Securities Purchase Agreement, and when the Securities have been issued and delivered by the Company pursuant to the Securities Purchase Agreement against payment of the consideration set forth therein, such Securities will be validly issued and fully paid and non-assessable; and the issuance of the Securities is not subject to any preemptive or other similar rights of any securityholder of the Company. The Securities conform in all material respects to all statements relating thereto contained in the Registration Statement or the General Disclosure Package and such description conforms in all material respects to the rights set forth in the instruments defining the same; and no holder of the Common Stock received at Closing, if any, will be subject to personal liability by reason of being such a holder. The certificates, if any, to be used to evidence the Common Stock will, at Closing, if any, be in due and proper form and will comply in all material respects with all applicable legal requirements, the requirements of the charter and by-laws of the Company and the requirements of the Nasdaq Capital Market (“Nasdaq”) or FINRA and such consents, approvals, authorizations registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Securities.

(P) The Company and each of its subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies (collectively, the “Permits”), to own, lease and license its assets and properties and conduct its business as presently conducted, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect. The Company and each of its subsidiaries are fulfilling, have fulfilled and/or are performing or have performed in all material respects all their respective obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of such entity thereunder. Except as may be required under the Securities Act, state and foreign Blue-Sky laws and the rules of FINRA and Nasdaq, no other Permits are required to enter into, deliver and perform the obligations of the Company under this Agreement, including the obligation of the Company to issue and sell the Securities in accordance with the terms hereof.

(Q) The Company and each of its subsidiaries owns or possesses, and will continue to own or possess immediately following the Closing in all material respects, legally enforceable rights to use all trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, software, know-how and other similar rights and proprietary knowledge (collectively, “Intellectual Property”) necessary for the conduct of their respective businesses. There are no third-party joint owners of any Intellectual Property owned by the Company. To the Company’s knowledge, (i) none of the conduct, the sale or the use of any product or service offered by the Company or any of its subsidiaries infringes, misappropriates or violates any Intellectual Property of a third party and (ii) no person or entity (including any current or former employee or consultant of the Company) is infringing, violating or misappropriating any of the Intellectual Property owned or licensed by the Company.

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(R) The Company and each of its subsidiaries have complied with their duty of candor and disclosure to the United States Patent and Trademark Office and any relevant foreign patent office with respect to all Intellectual Property registrations filed by or on behalf of the Company or any of its subsidiaries and have made no material misrepresentation in such applications. All assignments of Intellectual Property owned by the Company and its subsidiaries have been properly executed and recorded, except for such deficiencies as would not materially affect the enforceability thereof. To the Company’s knowledge, all Intellectual Property owned and licensed by the Company is valid and enforceable. All issuance, renewal, maintenance and other payments that are or have become due with respect to Intellectual Property owned by the Company have been timely paid by or on behalf of the Company.

(S) Subsequent to the respective dates as of which information is given in the Registration Statement or the General Disclosure Package: (i) no event has occurred which would reasonably be expected to result in a Material Adverse Effect; (ii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the Registration Statement and the General Disclosure Package, since the date of the latest balance sheet included in the Registration Statement and the General Disclosure Package, neither the Company nor any of its subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

(T) There is no document, contract or other agreement required to be described in the Registration Statement or the General Disclosure Package or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules. Each description of a contract, document or other agreement in the Registration Statement or the General Disclosure Package accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Registration Statement or the General Disclosure Package or filed as exhibits to the Registration Statement is, or upon consummation of the Offering will be, in full force and effect and is valid and enforceable in all material respects by and against the Company or any of its subsidiaries, as the case may be, in accordance with its terms, except (i) such contracts or other agreements that have terminated or expired in accordance with their terms as disclosed in the Registration Statement or the General Disclosure Package, and (ii) as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity), and with respect to indemnification thereunder, except as rights may be limited by applicable law or policies underlying such law. To the knowledge of the Company, neither the Company nor any of its subsidiaries is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any of its subsidiaries, if a subsidiary is a party thereto, of any other agreement or instrument to which it is a party or by which it or its properties or business may be bound or affected which default or event, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

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(U) The statistical and market related data included in the Registration Statement or the General Disclosure Package are based on or derived from sources that the Company believes to be reliable and accurate. The Company had a reasonable basis for, and made in good faith, each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement or the General Disclosure Package.

(V) Neither the Company nor any of its subsidiaries (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of limited partnership, agreement of limited partnership, certificate of formation, operating agreement or other organizational documents, (ii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of clause (ii) above) for violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

(W) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Securities) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its subsidiaries pursuant to the terms of: (i) any indenture, mortgage, deed of trust or other agreement or instrument to which either of the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to either of the Company or any of its subsidiaries, or (ii) violate any provision of certificate or articles of incorporation, by-laws, certificate of limited partnership, agreement of limited partnership, certificate of formation, operating agreement or other organizational documents of either of the Company or any of its subsidiaries, except (a) in the case of clause (i) above, for violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (b) for such consents or waivers which have already been obtained and are in full force and effect.

(X) Except as otherwise set forth in the Registration Statement or the General Disclosure Package, no holder of any security of the Company has any right, which has not been waived or satisfied prior to the date hereof, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder.

(Y) Except as disclosed in the Registration Statement, the General Disclosure Package (including documents incorporated by reference therein), there are no legal or governmental proceedings pending to which either of the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject; and, to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(Z) Neither the Company nor any of its subsidiaries is involved in any labor dispute or, to the knowledge of the Company, is any such dispute threatened, which dispute would reasonably be expected to result in a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries, principal suppliers or contractors which would reasonably be expected to result in a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between either of the Company or any of its subsidiaries and any of its executive officers and has no reason to believe that such officers will not remain in the employment of the Company or its subsidiaries, as the case may be.

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(AA) No transaction has occurred between or among either of the Company, its subsidiaries and any of their officers or directors, or five percent stockholders or any affiliate or affiliates of any such officer or director or five percent stockholders that is required to be described in and is not described in the Registration Statement or the General Disclosure Package.

(BB) Neither the Company nor any of its subsidiaries has taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any other security of the Company to facilitate the sale or resale of any of Securities.

(CC) The Company and its subsidiaries have filed all federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects, or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by the Company to the extent that the same are material and have become due. There are no material tax audits or investigations pending; nor are there any material proposed additional tax assessments against either the Company or its subsidiaries.

(DD) A Listing of Additional Shares Notification Form (the “Additional Shares Notification Form”) for the Common Stock was submitted to Nasdaq prior to the date of this Agreement and, as of the date of this Agreement, the Company has received confirmation in writing from Nasdaq that the review of the Additional Shares Notification Form has been completed. At Closing no stockholder or other approval is required pursuant to Nasdaq Listing Rule 5635(d).

(EE) The Company has not taken any action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on Nasdaq, nor has the Company received any notification that the SEC or Nasdaq is contemplating terminating such registration or listing, other than as disclosed in the Registration Statement or the General Disclosure Package (or any document incorporated by reference therein).

(FF) The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect, in all material respects, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its subsidiaries. Except as disclosed in the Registration Statement or the General Disclosure Package (or any document incorporated by reference therein), the Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(GG) Except as disclosed in the Registration Statement or the General Disclosure Package (or any document incorporated by reference therein), the Company is not aware of (i) any material weakness or significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls, except as disclosed in the Registration Statement or the General Disclosure Package (or any document incorporated by reference therein); or (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls.

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(HH) Except as described in the Registration Statement or the General Disclosure Package (or any document incorporated by reference therein) and as preapproved in accordance with the requirements set forth in Section 10A of the Exchange Act, the Auditor has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

(II) Except as described in the Registration Statement or the General Disclosure Package (or any document incorporated by reference therein), there are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to have a material current or future effect on the Company’s financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

(JJ) The Company’s Board of Directors has validly established an audit committee whose composition satisfies the requirements of Nasdaq Listing Rule 5605(c)(2) and the Board of Directors and/or the audit committee of the Board of Directors has adopted a charter that satisfies the requirements of Nasdaq Listing Rule Listing Rule 5605(c)(1).

(KK) The Company’s Board of Directors has validly established a compensation committee whose composition satisfies, and upon completion of the Offering will satisfy, the requirements of Nasdaq Listing Rule 5605(d)(2) and the Board of Directors and/or the compensation committee of the Board of Directors has adopted a charter that satisfies the requirements of Nasdaq Listing Rule 5605(d)(1).

(LL) The Company has taken all necessary actions to ensure that it is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof that are then in effect and with which the Company is required to comply. The Company has not, directly or indirectly, including through any subsidiary, extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any executive officer of the Company or any of its subsidiaries, or to or for any family member or affiliate of any director or executive officer of the Company or any of its subsidiaries.

(MM) The Company and its subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. The Company does not have any reason to believe that it or any of its subsidiaries will not be able (A) to renew, if desired, its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and not at a cost that is materially more significant. Neither the Company nor any of its subsidiaries has been denied any insurance coverage that it has sought or for which it has applied.

(NN) There are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder’s, consulting or origination fee with respect to the introduction of the Company to the Placement Agent or the sale of the Securities hereunder or any other arrangements, agreements, understandings, payments or issuances with respect to the Company that may affect the Placement Agent’s compensation, as determined by FINRA.

(OO) Except as disclosed in the Registration Statement or the General Disclosure Package (or any document incorporated by reference therein), the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, investing fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who provided capital to the Company, (ii) any FINRA member, or (iii) any person or entity that, to the Company’s knowledge, has any direct or indirect affiliation or association with any FINRA member within the 12-month period prior to the date on which the Registration Statement was filed with the SEC (“Filing Date”) or thereafter.

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(PP) None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or any affiliate or associate of any participating FINRA member, except as specifically authorized herein.

(QQ) To the knowledge of the Company, no: (i) officer or director of the Company or its subsidiaries, (ii) owner of 5% or more of the Company’s unregistered securities or (iii) owner of any amount of the Company’s unregistered securities acquired within the 180-day period prior to the Filing Date, has any direct or indirect affiliation or association with any FINRA member. The Company will advise the Placement Agent and its counsel if it becomes aware that any officer, director or stockholder of the Company or its subsidiaries is or becomes an affiliate or associated person of a FINRA member participating in the Offering.

(RR) Except as disclosed in the Registration Statement or the General Disclosure Package (or any document incorporated by reference therein): (i) the Company and each of its subsidiaries is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (“Environmental Laws”) which are applicable to its business; (ii) neither the Company nor any of its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) the Company and each of its subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance in all material respects with all terms and conditions of any such permit, license or approval; (iv) to the knowledge of the Company, no facts currently exist that will require either Company or its subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by either of the Company or its subsidiaries has been designated as a “Superfund site” pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) (“CERCLA”), or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor its subsidiaries has been named as a “potentially responsible party” under CERCLA.

(SS) The Company is not and, after giving effect to the Offering, the sale of Securities and the application of proceeds thereof as described in the General Disclosure Package, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(TT) Neither the Company nor any other person associated with it or acting on its behalf including, without limitation, any director, officer, agent or employee of the Company or its subsidiaries, has, directly or indirectly, while acting on behalf of the Company or its subsidiaries: (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

(UU) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company and its subsidiaries with respect to the Money Laundering Laws is pending, or to the knowledge of the Company, threatened.

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(VV) Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to its subsidiaries or any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(WW) Neither the Company nor any of its directors or officers or, to the best knowledge of the Company, any agent, employee, affiliate or other person acting on behalf of the Company has engaged in any activities sanctionable under the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, the Iran Sanctions Act of 1996, the National Defense Authorization Act for Fiscal Year 2012, the Iran Threat Reduction and Syria Human Rights Act of 2012 or any Executive Order relating to any of the foregoing (collectively, and as each may be amended from time to time, the “Iran Sanctions”); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of engaging in any activities sanctionable under the Iran Sanctions.

(XX) Except as described in the Registration Statement or the General Disclosure Package or as provided by the Company to the Placement Agent, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants. Neither the Company nor any of its affiliates (as such term is defined under Rule 144 of the Securities Act) has, prior to the date hereof, made any offer or sales of any securities which are required to be “integrated” pursuant to the Securities Act or the Rules with the offer and sale of the Securities pursuant to the Registration Statement.

(YY) The Company fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” as defined in Section 3(3) of ERISA and such regulations and published interpretations in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “Reportable Event” (as defined in ERISA) has occurred with respect to any “Pension Plan” (as defined in ERISA) for which the Company could have any liability. The execution of this Agreement or consummation of the Offering does not constitute a triggering event under any plan or any other employment contract, whether or not legally enforceable, which (either alone or upon the occurrence of any additional or subsequent event) will or may result in any payment (of severance pay or otherwise), acceleration, increase in vesting, or increase in benefits to any current or former participant, employee or director of the Company or any of its subsidiaries.

(ZZ) The statements in the Registration Statement and the General Disclosure Package under the headings “Risk Factors,” “Description of Securities We are Offering,” and “Our Company” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings in all material respects.

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(AAA) The Company and its subsidiaries own or lease all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration Statement or the General Disclosure Package (and any document incorporated by reference therein). The Company and its subsidiaries have good and marketable title to all personal property owned by them, free and clear of all liens except such as are described in the Registration Statement or the General Disclosure Package or any document incorporated by reference therein or such as do not (individually or in the aggregate) materially affect the business or prospects of the Company or its subsidiaries. Any real property and buildings held under lease or sublease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company and its subsidiaries. Neither the Company nor any of its subsidiaries has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or its subsidiaries.

(BBB) Except as disclosed in the Registration Statement or the General Disclosure Package (or any document incorporated by reference therein), there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or any of its subsidiaries is a party (“Litigation”) or of which any property, operations or assets of the Company or any of its subsidiaries is the subject that would be required to be described pursuant to Rule 103 under Regulation S-K. To the Company’s knowledge, no such Litigation is threatened or contemplated. The Company has established reasonable reserves for all Litigation to the extent required by GAAP as set forth in the Company’s consolidated balance sheet. The Company considers any such reserves to be adequate to cover all reasonably anticipated liabilities with respect to any outstanding Litigation.

(CCC) To the Company’s knowledge, the disclosure concerning the Company’s named executive officers included under Part III of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2017, filed on April 16, 2018 and definitive proxy statement on Schedule 14A, filed on November 7, 2018, is complete and accurate in all material respects.

(DDD) Since January 1, 2018, the Company has not effected a business combination, as described in Rule 8-04 of Regulation S-X, as to which any of the conditions specified in paragraph (b) of Rule 8-04 exceeds 20%.

Section 3 REPRESENTATIONS OF THE PLACEMENT AGENT. The Placement Agent represents and warrants and/or agrees (as the case may be) as of the date of this letter and as of the Closing, that it:

(A) is a member in good standing of FINRA;

(B) is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(C) is licensed as a broker/dealer under the laws of the States applicable to the offers and sales of Securities by such Placement Agent;

(D) is and will be a limited liability company duly formed and validly existing under the laws of the State of Delaware;

(E) has full power and authority to enter into and perform its obligations under this Agreement;

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(F) has a substantive, preexisting relationship with each Purchaser introduced by such Placement Agent;

(G) has not had and will not have any discussions with any person that is not a party to this Agreement on the basis of which such person would be able to assert a claim for a finder’s fee or similar fee in connection with Placement of the Securities; and

(H) agrees to comply in all material respects with applicable provisions of the Securities Act and any regulations thereunder and any applicable laws, rules, regulations and requirements (including, without limitation, all U.S. state laws).

Section 4 INDEMNIFICATION. The Placement Agent and the Company agree to the indemnification and other agreements set forth in the Indemnification Provisions (the “Indemnification Provisions”) attached hereto as Addendum A, the provisions of which are incorporated herein by reference and shall survive the termination or expiration of this Agreement as set forth therein.

Section 5 ENGAGEMENT TERM. The Placement Agent’s engagement hereunder will expire on the earlier of (i) the final Closing Date of the Placement or (ii) January 18, 2019 (such date, the “Termination Date”). In the event, however, in the course of the Placement Agent’s performance of due diligence they deem it necessary to terminate the engagement, the Placement Agent may do so prior to the Termination Date and upon immediate written notice. If, within six months after December 31, 2018, the Company completes any financing of equity, equity-linked or debt or other capital raising activity of the Company (other than the exercise by any person or entity of any options, warrants or other convertible securities in effect prior to the date of this Agreement) with any of the purchasers who were first introduced to the Company in connection with the Placement by the Placement Agent, then the Company will pay to the Placement Agent upon the closing or receipt of gross proceeds from such financing the compensation set forth in Section 1 herein. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification, contribution and the Company’s obligations to pay fees and reimburse expenses contained herein and the Company’s representations and warranties and obligations contained in the Indemnification Provisions will survive any expiration or termination of this Agreement, irrespective of whether a closing occurs. All such fees and reimbursements due shall be paid to the Placement Agent from gross proceeds received by the Company from the Placement either (a) on or before the Termination Date (in the event such fees and reimbursements are earned or owed as of the Termination Date) or (b) upon the closing of the Placement or any applicable portion thereof (in the event such fees are due pursuant to the terms of Section 1 hereof). The Placement Agent agrees not to use any confidential information concerning the Company provided to them by the Company for any purposes other than those contemplated under this Agreement.

Section 6 PLACEMENT AGENT’S INFORMATION. The Company agrees that any information or advice rendered by the Placement Agent in connection with this engagement is for the confidential use of the Company only in its evaluation of the Placement and, except as otherwise required by law, the Company will not disclose or otherwise refer to the advice or information (other than references to the historical fact of the Placement) in any manner without the Placement Agent’s prior written consent.

Section 7 NO FIDUCIARY RELATIONSHIP. This Agreement does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the Indemnification Provisions hereof. The Company acknowledges and agrees that the Placement Agent is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Agreement or the retention of the Placement Agent hereunder, all of which are hereby expressly waived.

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Section 8 CLOSING. The obligations of the Placement Agent, and the closing of the sale of the Securities hereunder, are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company and its subsidiaries contained herein and in the Securities Purchase Agreement, to the accuracy of the statements of the Company and its subsidiaries made in any certificates pursuant to the provisions hereof, to the performance by the Company and its subsidiaries of their obligations hereunder, and to each of the following additional terms and conditions:

(A) The Company has filed all reports, schedules, forms, statements or other documents required to be filed by the Company under the Securities Act or Exchange Act, during the two years preceding the date hereof (the foregoing materials filed during such two-year period, including the exhibits thereto and documents incorporated by reference therein, the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension; as of their respective filing or amendment dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder; and as of their respective filing or amendment dates, the SEC Reports did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(B) All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Placement, the Transaction Documents and the Securities, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(C) The Placement Agent shall have received as of the Closing Date a certificate of the Secretary of the Company (i) certifying, as complete and accurate as of the Closing, attached copies of the certificate of incorporation and bylaws of the Company, (ii) certifying, as complete and accurate as of the Closing, attached copies of the certificate of incorporation or articles of organization, as applicable, of each of the Company’s subsidiaries, (iii) certifying and attaching all requisite resolutions or actions of the Company’s board of directors and shareholders approving the execution and delivery of this Agreement, the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, (iv) certifying and attaching a short form Certificate of Good Standing, dated within four business days of the Closing Date, of the Company and each of its subsidiaries, certified by the Secretary of State or other appropriate public official of the state of incorporation or organization of the Company and each of its subsidiaries and (v) certifying to the incumbency and signatures of the authorized representatives of the Company executing this Agreement and any other document relating to the transactions contemplated hereby.

(D) The Placement Agent shall have received as of the Closing Date the favorable opinions of legal counsel to the Company with respect to (i) the Company’s corporate authority to enter into the Transaction Documents and ability to perform its obligations thereunder, among other things, and (ii) the Company’s ownership of its subsidiaries, among other things, dated as of such Closing Date, addressed to the Placement Agent in form and substance reasonably satisfactory to the Placement Agent.

(E) The Placement Agent shall have received the opinion of intellectual property counsel to the Company dated as of such Closing Date, addressed to the Placement Agent in form and substance reasonably satisfactory to the Placement Agent.

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(F) The Placement Agent shall have received a cold comfort letter from Marcum LLP, addressed to the Placement Agent in form and substance reasonably satisfactory in all material respects to the Placement Agent.

(G) Since the date of the latest audited or unaudited financial statements included or incorporated by reference in the SEC Reports, there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, otherwise than as set forth in or contemplated by the SEC Reports, the effect of which is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Securities Purchase Agreement.

(H) The Common Stock is registered under the Exchange Act and, as of the Closing Date, the Common Stock shall be listed, admitted and authorized for trading on the Nasdaq. The Company shall issue the Warrants and the Warrant Shares pursuant to an exemption from registration under the Securities Act. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from the Nasdaq, nor has the Company received any information suggesting that the SEC or Nasdaq is contemplating terminating such registration or listing.

(I) Subsequent to the execution and delivery of this Agreement and up to the Closing Date, there shall not have occurred any of the following: (i) trading in securities generally on the Nasdaq shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established generally on any such exchange or such market by the SEC or by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities in which it is not currently engaged, the subject of an act of terrorism, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the sole judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Securities Purchase Agreement.

(J) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal, state or foreign court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities or materially and adversely affect the business or operations of the Company.

(K) The Company shall have prepared and filed with the SEC a Current Report on Form 8-K with respect to the Placement, including as an exhibit thereto this Agreement.

(L) The Company shall have entered into a Securities Purchase Agreement with each of the Purchasers and such agreements shall be in full force and effect and shall contain representations, warranties and covenants of the Company as agreed between the Company and the Purchasers.

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(M) Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates and documents as the Placement Agent may reasonably request.

(N) All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

(O) FINRA shall have raised no objection to the fairness and reasonableness of the terms and arrangements of this Agreement. In addition, the Company shall, if requested by the Placement Agent, make or authorize Placement Agent’s counsel to make on the Company’s behalf, an Issuer Filing with FINRA pursuant to FINRA Rule 5110 with respect to the Registration Statement and pay all filing fees required in connection therewith.

If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement, the obligations of the Placement Agent to consummate the Closing hereunder may be cancelled by the Placement Agent after notice of such cancellation shall have be given to the Company in writing and the Company shall have been given a reasonable period of time to satisfy such condition (if such condition is capable of being satisfied).

Section 9 GOVERNING LAW. This Agreement, and any dispute, claim or action arising under or in any way relating to this Agreement, will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State. This Agreement may not be assigned by any party without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is knowingly, voluntarily and irrevocably waived to the fullest extent permitted by applicable law. Each of the Placement Agent and the Company: (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Placement Agent and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Placement Agent mailed by certified mail to such Placement Agent’s address shall be deemed in every respect effective service process upon such Placement Agent, in any such suit, action or proceeding. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

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Section 10 ENTIRE AGREEMENT/MISC. This Agreement (including the attached Indemnification Provisions) embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by both the Placement Agent and the Company. The representations, warranties, agreements and covenants contained herein shall survive the closing of the Placement and delivery and/or exercise of the Securities, as applicable. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a .pdf format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof, subject to the consent of its release by the respective party. The Company agrees that the Placement Agent may rely upon, and each is a third-party beneficiary of, the representations and warranties, and applicable covenants set forth in any such purchase, subscription or other agreement with the Purchasers in the Placement. All amounts stated in this Agreement are in United States dollars unless expressly stated otherwise.

Section 11 NOTICES. All notices and communications hereunder shall be in writing and mailed or delivered or by email if subsequently confirmed in writing, and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is sent to the email address specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is sent to the email address on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the third business day following the date of mailing, if sent by U.S. internationally recognized air courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows: (a) if to the Placement Agent, c/o Maxim Group LLC, 405 Lexington Avenue, New York, New York 10174, Attention: Equity Capital Markets, with a copy to Maxim Group LLC, 405 Lexington Avenue, New York, New York 10174, Attention: General Counsel, and to Harter Secrest & Emery LLP, 1600 Bausch & Lomb Place, Rochester, NY 14604, Attention: Alexander R. McClean, and (b) if to the Company, to the address set forth above, Attention: Tyler B. Wilson, Esq., General Counsel.

[The remainder of this page has been intentionally left blank.]

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Please confirm that the foregoing correctly sets forth our agreement by signing and returning to the Placement Agent the enclosed copy of this Agreement.

Very truly yours,

MAXIM GROUP LLC

By:	/s/ Clifford Teller
Name:	Clifford Teller
Title:	Executive Managing Director of Investment Banking

[Signature Page to Placement Agency Agreement]

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Accepted and Agreed to as of

the date first written above:

MAGNEGAS APPLIED TECHNOLOGY SOLUTIONS, INC.

By:	/s/ Scott Mahoney
Name:	Scott Mahoney
Title:	Chief Executive Officer

[Signature Page to Placement Agency Agreement]

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ADDENDUM A

INDEMNIFICATION PROVISIONS

In connection with the engagement of Maxim Group LLC (“Maxim” or the “Placement Agent”) by MagneGas Applied Technology Solutions, Inc. (the “Company”) pursuant to this Placement Agent Agreement (the “Agreement”), the Company hereby agrees as follows:

1.	To the extent permitted by law, the Company hereby agrees to indemnify and hold the Placement Agent, each of its respective officers, directors, principals, employees, affiliates, and stockholders, and their successors and assigns, harmless from and against any and all loss, claim, damage, liability, deficiencies, actions, suits, proceedings, costs and legal expenses or expense whatsoever (including, but not limited to, reasonable legal fees and other expenses and reasonable disbursements incurred in connection with defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever, or in appearing or preparing for appearance as witness in any proceeding, including any pretrial proceeding such as a deposition) (collectively the “Losses”) arising out of, based upon, or in any way related or attributable to, (i) any breach of a representation, warranty or covenant by the Company contained in this Agreement; or (ii) any activities or services performed hereunder by the Placement Agent, unless it is finally judicially determined (and not subject to appeal) in a court of competent jurisdiction that such Losses were the primary and direct result of the bad faith, willful misconduct or gross negligence of the Placement Agent in performing the services hereunder.

2.	The Company agrees to notify the Placement Agent promptly of the assertion against it or any other person of any claim or the commencement of any legal action, suit or proceeding relating to a transaction contemplated by the Agreement. If the Placement Agent receives written notice of the commencement of any legal action, suit or proceeding with respect to which the Company is or may be obligated to provide indemnification pursuant to this Addendum A, the Placement Agent shall, within twenty days of the receipt of such written notice, give the Company written notice thereof (a “Claim Notice”). Failure to give such Claim Notice within such twenty day period shall not constitute a waiver by the Placement Agent of its right to indemnity hereunder with respect to such action, suit or proceeding; provided, however, the indemnification hereunder may be limited by any such failure to provide a Claim Notice to the Company that materially prejudices the Company. Upon receipt by the Company of a Claim Notice from the Placement Agent with respect to any claim for indemnification which is based upon a claim made by a third party (“Third-Party Claim”), the Company may assume the defense of the Third-Party Claim with counsel of its own choosing, as described below. The Placement Agent shall cooperate in the defense of the Third-Party Claim and shall furnish such records, information and testimony and attend all such conferences, discovery proceedings, hearings, trial and appeals as may be reasonably required in connection therewith. The Placement Agent shall have the right to employ their own counsel in any such action which shall be at the Company’s expense if (i) the Company shall have failed in a timely manner to assume the defense and employ counsel or experts reasonably satisfactory to the Placement Agent in such litigation or proceeding or (ii) the named parties to any such litigation or proceeding (including any impleaded parties) include the Company and the Placement Agent and representation of the Company and the Placement Agent by the same counsel or experts would, in the reasonable opinion of the Placement Agent, be inappropriate due to actual or potential differing interests between the Company and the Placement Agent. The Company shall not satisfy or settle any Third-Party Claim for which indemnification has been sought and is available hereunder, without the prior written consent of the Placement Agent, which consent shall not be conditioned or delayed and which shall not be required if the Placement Agent is granted a release in connection therewith. The indemnification provisions hereunder shall survive the termination or expiration of this Agreement for the applicable statute of limitations.

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3.	The Company further agrees, upon demand by the Placement Agent, to promptly reimburse the Placement Agent for, or pay, any loss, claim, damage, liability or expense as to which the Placement Agent has been indemnified herein with such reimbursement to be made currently as any loss, damage, liability or expense is incurred by the Placement Agent. Notwithstanding the provisions of the aforementioned Indemnification, any such reimbursement or payment by the Company of fees, expenses, or disbursements incurred by the Placement Agent shall be repaid by the Placement Agent in the event of any proceeding in which a final judgment (after all appeals or the expiration of time to appeal) is entered in a court of competent jurisdiction against the Placement Agent based solely upon its bad faith, gross negligence or willful misconduct in the performance of its duties hereunder, and provided further, that the Company shall not be required to make reimbursement or payment for any settlement effected without the Company’s prior written consent (which consent shall not be unreasonably withheld or delayed).

4.	If for any reason the foregoing indemnification is unavailable or is insufficient to hold such indemnified party harmless, the Company agrees to contribute the amount paid or payable by such indemnified party in such proportion as to reflect not only the relative benefits received by the Company, as the case may be, on the one hand, and the Placement Agent, on the other hand, but also the relative fault of the Company and the Placement Agent as well as any relevant equitable considerations. In no event shall the Placement Agent contribute in excess of the fees actually received by them pursuant to the terms of this Agreement.

5.	For purposes of this Agreement, each officer, director, stockholder, and employee or affiliate of the Placement Agent and each person, if any, who controls the Placement Agent (or any affiliate) within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, shall have the same rights as the Placement Agent with respect to matters of indemnification by the Company hereunder.

MAXIM GROUP LLC

By:	/s/ Clifford Teller
Name:	Clifford Teller
Title:	Executive Managing Director of Investment Banking

[Signature Page to Indemnification Provisions

Pursuant to Placement Agency Agreement]

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Accepted and Agreed to as of

the date first written above:

MAGNEGAS APPLIED TECHNOLOGY SOLUTIONS, INC.

By:	/s/ Scott Mahoney
Name:	Scott Mahoney
Title:	Chief Executive Officer

[Signature Page to Indemnification Provisions

Pursuant to Placement Agency Agreement]

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